UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
November 5, 2013 (September 1, 2013)

DIVERSICARE HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On October 24, 2013, Diversicare filed an amendment to its Form 8-K originally filed on September 4, 2013. The Amendment presented pro forma financial information in connection with the disposition of the Arkansas operations which was omitted from the original filing as permitted under Item 9.01(b)(2) of Form 8-K. This Amendment No. 2 to the original Form 8-K is to correct intercompany revenues and operating expenses allocated to Arkansas that were not eliminated in the pro forma financial information contained in the first amendment. The elimination only affects revenues and operating expenses, and the amounts offset one another.

Item 9.01.    Financial Statements and Exhibits.

(b) Unaudited Pro Forma Financial Information

The unaudited pro forma financial information of Diversicare required pursuant to Item 9.01(b) of Form 8-K.is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

The Exhibits listed under Section (d) of Item 9.01 to the Original Report are hereby incorporated herein by reference thereto.

Number    Exhibit

99.2	Unaudited Pro Forma Statements of Operations of Diversicare Healthcare Services, Inc. as of June 30, 2013, and as of December 31, 2012, December 31, 2011, and December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVERSICARE HEALTHCARE SERVICES, INC.

By:    /s/ James R. McKnight, Jr.
James R. McKnight, Jr.
Chief Financial Officer

Date:    November 5, 2013

EXHIBIT INDEX

No.	Exhibit
Exhibit 99.2	Unaudited Pro Forma Statements of Operations of Diversicare Healthcare Services, Inc. as of June 30, 2013, and as of December 31, 2012, December 31, 2011, and December 31, 2010.